EXHIBIT 99.1

In 1997, the Financial Accounting Standards Board issued Statement No. 128, "Earnings per Share" (FAS 128). FAS 128 replaced the calculation of primary and fully diluted earnings (loss) per share with basic and diluted earnings (loss) per share. Unlike primary earnings (loss) per share, basic earnings (loss) per share exclude any dilutive effects of options, warrants and convertible securities. Diluted earnings (loss) per share is very similar to the previously reported fully diluted earnings (loss) per share. The effect per share of replacing primary earnings (loss) per share with basic earnings (loss) per share was $0.05 in fiscal 1997, $0.00 in fiscal 1996 due to the net loss for the fiscal year, and $0.09 in fiscal 1995.

Restatement of selected financial data is for the fiscal quarters in each of the years ended September 30, 1997, September 30, 1996 and September 30, 1995 and the five fiscal years ended September 30, 1997, and related disclosures as prescribed by FAS 128, "Earnings per Share" for the three fiscal years ended September 30, 1997.

QUARTERLY INFORMATION

The following information restates earnings (loss) per share amounts under Item 5 of the 1997 Form 10-K:


                                                                              QUARTERS ENDED
                                          ----------------------------------------------------------------------------------
                                          SEPTEMBER 30,               JUNE 30,             MARCH 31,            DECEMBER 31,
                                               1997                     1997                 1997                   1996
                                          -------------               --------             ---------            ------------
EARNINGS PER SHARE AS PREVIOUSLY PRESENTED:

Primary earnings per share                   $  0.32                 $   0.64              $   0.48              $   0.12
                                             =======                 ========              ========              ========

EARNINGS PER SHARE RESTATED:

Basic earnings per share                     $  0.33                 $   0.65              $   0.50              $   0.12
                                             =======                 ========              ========              ========
Diluted earnings per share                   $  0.32                 $   0.64              $   0.48              $   0.12
                                             =======                 ========              ========              ========


                                                                                   QUARTERS ENDED
                                                  ------------------------------------------------------------------------------
                                                  SEPTEMBER 30,            JUNE 30,               MARCH 31,            DECEMBER 31,
                                                      1996                   1996                   1996                   1995
                                                  --------------           --------               ---------            ------------
EARNINGS (LOSS) PER SHARE AS PREVIOUSLY
PRESENTED:

Primary earnings (loss) per share                   $  (1.37)              $  (0.49)              $   0.03              $   0.88
                                                    ========               ========               ========              ========


EARNINGS (LOSS) PER SHARE RESTATED:

Basic earnings (loss) per share                     $  (1.37)              $  (0.49)              $   0.03              $   0.90
                                                    ========               ========               ========              ========


Diluted earnings (loss) per share                   $  (1.37)              $  (0.49)              $   0.03              $   0.88
                                                    ========               ========               ========              ========

The following information presents the loss per share amounts for the fiscal quarters ended March 31, 1998 and December 31, 1997:


                                                QUARTERS ENDED
                                       --------------------------------
                                       MARCH 31,             DECEMBER 31,
                                        1998                    1997
                                       --------               --------
LOSS PER SHARE:

Basic loss per share                   $  (1.29)              $  (1.88)
                                       ========               ========

Diluted loss per share                 $  (1.29)              $  (1.88)
                                       ========               ========


FISCAL YEAR INFORMATION

The following information restates earnings (loss) per share amounts under Item 6 of the Company's 1997 Form 10-K for the five years ending September 30:


                                                                              FISCAL YEARS ENDED
                                               ------------------------------------------------------------------------------
                                                 1997              1996              1995             1994              1993
                                               --------          --------          --------         --------         --------
EARNINGS (LOSS) PER SHARE AS
PREVIOUSLY PRESENTED:

Primary (loss) earnings per share              $   1.56          $  (0.92)         $   2.60         $   0.43         $   0.14
                                               ========          ========          ========         ========         ========

EARNINGS (LOSS) PER SHARE RESTATED:

Basic earnings (loss) per share                $   1.61          $  (0.92)         $   2.69         $   0.44         $   0.15
                                               ========          ========          ========         ========         ========
Diluted earnings (loss) per share              $   1.56          $  (0.92)         $   2.60         $   0.43         $   0.14
                                               ========          ========          ========         ========         ========

FAS 128 DISCLOSURE

The calculation of basic and diluted earnings (loss) per share for each of the three fiscal years ended September 30, 1997 is as follows:

                                                              1997                1996                 1995
                                                            --------            --------             --------
                                                                (in thousands, except per share amounts)
BASIC EARNINGS (LOSS) PER SHARE

Net income (loss)                                           $ 76,179            $(42,986)            $123,565
                                                            ========            ========             ========

Weighted average commons shares outstanding                   47,444              46,755               45,951
                                                            ========            ========             ========

Basic earnings (loss) per share                             $   1.61            $  (0.92)            $   2.69
                                                            ========            ========             ========

DILUTED EARNINGS (LOSS) PER SHARE

Net income (loss)                                           $ 76,179            $(42,986)            $123,565
                                                            ========            ========             ========

Weighted average common shares outstanding                    47,444              46,755               45,951

Common equivalent shares issuable under dilutive
stock options after applying
treasury stock method, net of tax benefit
                                                               1,331                  --                1,665
                                                            --------            --------             --------

Common and common equivalent shares used in
computing diluted earnings (loss) per share                   48,775              46,755               47,616
                                                            ========            ========             ========

Diluted earnings (loss) per share                           $   1.56            $  (0.92)            $   2.60
                                                            ========            ========             ========

In 1997, the Financial Accounting Standards Board issued Statement No. 128, "Earnings per share". Statement 128 replaced the calculation of primary and fully diluted earnings (loss) per share with basic and diluted earnings (loss) per share. Basic earnings per share excludes the dilutive effect of options, warrants, and convertible securities that would have been included in the primary earnings per share calculation. The Company has securities outstanding that could dilute basic earnings per share in the future that were not included in the computation of the diluted net loss per share in the periods presented, as their effect is antidilutive.

Options to purchase approximately 1.4 million shares of common stock were outstanding as of September 30, 1997 but were not included in the computation of diluted earnings per share because the options' exercise price was greater than the average market price of common shares and, therefore, the effect would be antidilutive.

Subordinated notes, convertible to approximately 8.6 million shares of common stock were outstanding as of September 30, 1997 but were not included in the computation of diluted earnings per share because the effect was antidilutive under the if-converted method.